Exhibit 10.3

March 17, 2017

Cerulean Pharma Inc.

35 Gatehouse Drive

Waltham, MA 02451

Re:	Payoff of Loan and Security Agreement

Reference is hereby made to that certain Loan and Security Agreement (the “Loan Agreement”), entered into and effective as of January 8, 2015, by and among Cerulean Pharma Inc., a Delaware corporation (the “Borrower”), the several banks and other financial institutions or other entities from time to time party thereto (collectively, “Lender”) and Hercules Capital, Inc. (formerly known as Hercules Technology Growth Capital, Inc.), a Maryland corporation, in its capacity as administrative agent for itself and the Lender (in such capacity, the “Agent”). Capitalized terms used herein, but not otherwise defined, shall have the meaning set forth in the Loan Agreement.

We have been advised that the Borrower intends to pay off all of the indebtedness to the Lender, including principal, accrued and unpaid interest, fees, costs and expenses (collectively, the “Obligations”) payable under the Loan Agreement. This letter (the “Payoff Letter”) will confirm that, upon receipt by the Lender of the Payoff Amount (together with any applicable Per Diem Amount; both as defined below) from or on behalf of the Borrower, all of the Obligations shall be paid in full.

Payoff Amount; Wiring Instructions. The “Payoff Amount” is U.S. $12,449,670.94 through and until 1:30 p.m. California time on March 20, 2017 (the “Payoff Date”). If Lender does not receive funds in an amount sufficient to repay the Payoff Amount in full by 1:30 p.m. California time on the Payoff Date, additional interest and fees shall accrue and be payable in the amount of U.S. $2,230.61 per day (the “Per Diem Amount”) until the Payoff Amount is paid in full. The Payoff Amount must be received, in immediately available funds, by 1:30 p.m. California time on the Payoff Date in order for the Borrower to avoid the accrual of the Per Diem Amount. The Payoff Amount and Per Diem Amount quoted herein are effective through the last day of the month.

The Payoff Amount (together with any applicable Per Diem Amount) should be paid by or on behalf of the Borrower by wire transfer in accordance with the following instructions:

Account Title:	HERCULES FUNDING III, LLC
Account Number:

Union Bank’s information is as follows:

Bank Name:	Union Bank
Routing Number:
Bank Address:	400 California St., San Francisco, CA 94104

Termination of Obligations. Upon the acceptance of this Payoff Letter by the Borrower as evidenced by their countersignature hereto and Lender’s receipt of the Payoff Amount (together with any applicable Per Diem Amount), the Lender’s commitments to extend further credit to the Borrower under the Loan Agreement shall terminate, all obligations, covenants, debts and liabilities of the Borrower under the Loan Agreement shall be satisfied and discharged in full, and the Loan Agreement and other than the Warrant, all other documents entered into in connection with the Loan Agreement shall be terminated, all liens or security interests granted to secure the obligations under the Loan Agreement shall automatically terminate and all guaranties of the obligations under the Loan Agreement shall automatically terminate. Notwithstanding the foregoing, provisions set forth in Section 6.3 of the Loan Agreement shall survive the termination of the Loan Agreement.

Lender’s Agreements. Upon the Lender’s receipt of the Payoff Amount (together with any applicable Per Diem Amount):

(a) The undersigned hereby agrees that upon the payment in full of the Payoff Amount, this Payoff Letter shall be deemed to be an authorization for the Borrower or any agent or other designee of the Borrower (i) to file UCC-3 financing statement terminations with respect to each financing statement filed against the Borrower and its Subsidiaries for the benefit of the Lender, and (ii) to deliver a copy of this letter or any other termination or release contemplated hereby to any insurance company, insurance broker, bank, landlord, tenant, warehouseman or other Person to evidence (and/or reflect on public record) the termination and release of all security interests, pledges, liens, assignments or other encumbrances which the Borrower or any guarantor or other obligor has granted to the Lender to secure the Obligations, and thereafter any contract, agreement, mortgage, commitment to deliver insurance certificates and proceeds and the like executed by any such party in favor of the Lender in connection with the transactions contemplated by the Loan Agreement (other than the Warrant) shall be automatically terminated, without further action of or consent by the Lender.

(b) Lender will immediately return to Borrower for the benefit of the Borrower and its Subsidiaries all of the collateral it has in its possession including, without limitation all promissory notes, certificates representing the Collateral, any transfers therefore and any other instruments.

(c) Lender shall execute and deliver the Termination of Control Agreement attached hereto as Schedule A for each agreement by which Lender obtained control of a deposit account and / or a securities account to terminate its control over such deposit and / or securities account.

(d) Lender shall execute and deliver the Confirmation of Receipt of Full Payment of the Payoff Amount attached hereto as Schedule B.

The Lender further agrees that, at any time and from time to time following its receipt of the Payoff Amount, it will promptly execute and deliver such other termination statements or other agreements and instruments in form and substance reasonably satisfactory to the Borrower and take such other actions as the Borrower or its counsel may reasonably request to evidence, effect or reflect on public record the release of the security interests, pledges, liens and other encumbrances granted to the Lender pursuant to the Loan Agreement or any other agreement (other than any Warrants) executed and/or delivered in connection therewith.

Release. For and in consideration of the agreements of the Lender contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Borrower hereby forever releases and discharges the Lender, each of its respective officers, directors, employees, agents, affiliates, representatives, successors and assigns (collectively, the “Released Parties”) from any and all claims, causes of actions, damages and liabilities of any nature whatsoever, known or unknown, which the Borrower ever had, now has or might hereafter have against one or more of the Released Parties which relates, directly or indirectly, to the Loan Documents or the transactions relating thereto, to the extent that any such claim, cause of action, damage or liability shall be based in whole or in part upon facts, circumstances, actions or events existing on or prior to the Payoff Date.

Counterparts; Facsimile Delivery. Lender hereby requests that the Borrower acknowledges its receipt and acceptance of and agreement to the terms and conditions set forth in this Payoff Letter by signing a copy of it in the appropriate space indicated below and returning it to the Lender. This Payoff Letter may be signed by the parties hereto in several counterparts. Delivery of a photocopy or facsimile of an executed counterpart of this Payoff Letter shall be effective as delivery of a manually executed original counterpart of this Payoff Letter.

Governing Law. The validity, construction and effect of this Payoff Letter shall be governed by the laws of the State of California (without giving effect to principles of conflicts of law).

Very truly yours,

HERCULES CAPITAL, INC.

By:	/s/ Jennifer Choe
Name:	Jennifer Choe
Title:	Assistant General Counsel

ACCEPTED AND AGREED:

CERULEAN PHARMA INC.

By:	/s/ Gregg Beloff
Name:	Gregg Beloff
Title:	Interim Chief Financial Officer

400 HAMILTON AVENUE

SUITE 310

PALO ALTO, CA 94301

650.289.3060

650.473.9194

WWW.HERCULESTECH.COM

Schedule A

Termination of Control Agreement

Silicon Valley Bank

Global Deposit Operations

3003 Tasman Drive

Mail Sort HF151

Santa Clara, CA 95054

Fax: (408) 728-9746

Re: Cerulean Pharma Inc. – Account #

Ladies and Gentlemen:

By its signature below, the undersigned hereby directs you to terminate the control agreement among account holder, you and us and thereby terminate our control of account holder’s deposit account.

HERCULES CAPITAL, INC. (formerly known as Hercules Technology Growth Capital, Inc.)

By:
Name:
Title:

400 HAMILTON AVENUE

SUITE 310

PALO ALTO, CA 94301

650.289.3060

650.473.9194

WWW.HERCULESTECH.COM

Schedule A

Termination of Control Agreement

Silicon Valley Bank

3003 Tasman Drive

Mail Sort HG240

Santa Clara, CA 95054

Attn: Operations Manager

Fax: (408) 496-2407

Re: Cerulean Pharma Inc. – Account #

Ladies and Gentlemen:

By its signature below, the undersigned hereby directs you to terminate the control agreement among account holder, you and us and thereby terminate our control of account holder’s securities account.

HERCULES CAPITAL, INC. (formerly known as Hercules Technology Growth Capital, Inc.)

By:
Name:
Title:

400 HAMILTON AVENUE

SUITE 310

PALO ALTO, CA 94301

650.289.3060

650.473.9194

WWW.HERCULESTECH.COM

Schedule B

CONFIRMATION OF RECEIPT OF FULL PAYMENT

OF THE PAYOFF AMOUNT

By its signature below, the undersigned hereby confirms its receipt of full payment of the Payoff Amount on the Payoff Date and releases its security interest in all of the Collateral as provided in our Payoff Letter dated as of March 17, 2017 (the “Payoff Letter”) to Cerulean Pharma Inc. All terms used herein and not defined shall have the meaning attributed to them in the Payoff Letter.

HERCULES CAPITAL, INC.

By:
Name:
Title:

400 HAMILTON AVENUE

SUITE 310

PALO ALTO, CA 94301

650.289.3060

650.473.9194

WWW.HERCULESTECH.COM